INVESTOR PRESENTATION December 2019 Exhibit 99.1

Forward-looking Statements & Non-GAAP Financial Information Forward-Looking Language This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, our guidance relating to revenue, EBITDA or Adjusted EBITDA and cash and cash equivalent balance, and statements we make regarding targeted, possible and expected growth in revenue, EBITDA or Adjusted EBITDA, free cash flow and headcount.   Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, our ability to achieve operational efficiencies and meet customer demand for products and services and the risks described in the Company’s filings with the Securities and Exchange Commission, including the Company’s reports on Form 10-K and Form 10-Q.   Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement that may be made from time to time, whether written or oral, whether as a result of new information, future developments or otherwise.   Use of Non-GAAP Financial Information To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this presentation, certain non-GAAP financial measures as defined by the SEC rules are used. These non-GAAP financial measures include adjusted EBITDA and adjusted earnings from operations. Management believes that such information can enhance investors’ understanding of the company’s ongoing operations. See the accompanying table below for a reconciliation of adjusted EBITDA and adjusted earnings from operations to the most closely related GAAP measure.

Software Solutions Provider Exclusively Hospitality Provide Mission Critical Solutions Products with Global Reach Agilysys Overview Reservations Guest Value Staff Mobility Guest Connected- ness Guest Self-service Kitchen Operations Payment Analytics Optimization PaaS Platform $151.7M Total Revenue 52% Recurring Revenue as a % of Total Revenue 34% Subscription Revenue as a % of Recurring Revenue 22% Subscription Revenue Growth Rate

Pure Hospitality Hospitality is all We Do Because our Business is 100% Focused on this Industry Comprehensive Solutions Agilysys has the Broadest Software Offerings with the Deepest Functionality in the Market Obsessively Customer Centric We are Obsessive About Putting our Customers at the Center of Everything We Do What Sets Agilysys Apart

OBSESSIVELY CUSTOMER CENTRIC IN EVERY MARKET WE SERVE ENGINEERING DRIVEN COMPANY Go To Market Strategy >95% Customer Retention Annually R&D Team Strength** Jan 2017 – 230 Oct 2019 – 680 Dec 2019 – 730 ~50%* Increase in TTM International Bookings *Note: All data is as of the trailing twelve months ended September 30, 2019. **R&D strength numbers represent approximate headcount. The Dec 19 figure is an estimated projection.

Strategic Product Vision We Are in the Business of Providing A Fully Integrated Suite of Software Solutions to Enterprise Food & Beverage and Lodging Operators in the Hospitality Space that Enable Memorable Experiences Across All Channels of Guest Engagement

Omni Channel Reserve/Book Suggest Pay Analyze Market Discover Arrive/Plan Order Experience Procure Kiosk Employee Online Golf Spa Activities Delivering a Comprehensive Suite of Solutions Gaming Hotels & Resorts Cruises Food Service Sports & Entertainment Enabling The Guest Journey

An Omni-Channel F&B Product Strategy Smart Phones: rGuest Buy OnDemand Physical Store: InfoGenesis IG Mobile Order rGuest Seat Desktop: rGuest Buy OnDemand Kiosk: rGuest Buy Kiosk In Room Tablets: rGuest Buy OnDemand Website: rGuest Buy OnDemand rGuest Seat Mobile Apps: APIs Analytics: Marketing(CRM) & Upsell: CRM / Loyalty rGuest Analyze Interface With Current Solutions

Search & Discovery Back of House Marketing Analytics & CRM Reviews & Reputation Management Payment Booking Arrival Loyalty & Rewards Maintenance Concierge Housekeeping Activities Golf Activities Spa PMS Ecosystem Interface With Current Solutions

We Serve Leading Hospitality Brands

We Provide Industry Leading Hospitality Solutions Lodging Solutions ~274k rooms at 09/30/19 +1% since 09/30/18 Food and Beverage Solutions ~57k end points at 09/30/19 +11% since 09/30/18 66% of Revenue 23% of Revenue 9% of Revenue INVENTORY & PROCUREMENT 2% of Revenue DOCUMENT MANAGEMENT PROPERTY MANAGEMENT Note: Revenue contribution figures represent percentage for the trailing twelve months ended September 30, 2019 and include an allocation of revenue amounts to our 4 core product groupings. POINT-OF-SALE Region 90% of Revenue North America 10% of Revenue APAC Plus EMEA Allocation of Total Revenue

Agilysys ARR ~ $79.1M* *Trailing twelve months ended September 30, 2019. Hospitality Market

Achievements Under New Management Team Revenue Growth Focus on Profitability Expand Product Capabilities 8 Quarters of Sequential Revenue Growth 6 Consecutive Quarters of Record Revenue $3.2M Q1 FY20 was Record Adjusted EBITDA Tripled R&D Team Strength $6M Improvement in Cash YOY Q2FY20 Continuing to Improve 14% Raised FY20 Revenue Guidance 25% YOY Increase in Adjusted EBITDA Fully Captive IDC 22% TTM Subscription Growth Cash Flow Positive in FY19 10 New Software Modules $38.9M Cash as of Q2FY20

12/31/17 EV/Rev 1.9 Current EV/Rev 3.9 Targeting Four-Year Revenue Growth CAGR of between 10% - 20% and Adjusted EBITDA of between 10%-20% of Revenue by FY2021 (begins April 2020) Long Term Financial Targets

Chennai India Development Center Currently Expanding Capacity To: 100,000 Square Feet 1,000 Employee Capacity Approximately 90% of Current Employees are Technical Staff

FINANCIAL OVERVIEW

Evolving Business, Evolving P&L Financial Metrics and Valuation* Share Price (12/03/19) $26.23 Diluted Shares Outstanding 23.2M Diluted Market Capitalization $609.5M Cash (as of 09/30/19) $38.9M Debt (as of 09/30/19) $14.8M Enterprise Value $585.5M Revenue $151.7M Gross Profit $78.5M Adjusted EBITDA^ $10.7M Adjusted Earnings from Operations^ $6.8M Earnings per Share ($0.52) EV/Revenue 3.9x EV/Gross Profit 7.5x Business Metrics (as of 09/30/19) Direct POS End Points Managed Y/Y Growth ~57k 11% Direct Hotel Rooms Managed Y/Y Growth ~274k 1% Recurring Revenue* As % of Total Revenue 52% Subscription Revenue* As % of Recurring Revenue 34% Services Revenue* As % of Total Revenue 19% Subscription Revenue Growth Y/Y* 22% rGuest as % of Total Revenue* 10% New Customer Count* 70 ^Non-GAAP measure, see reconciliation on slide 27. *Trailing twelve months ended September 30, 2019.

Consolidated Balance Sheet (in thousands) March 31, 2019 September 30, 2019 Cash, Cash Equivalents and Marketable Securities $40,771 $38,915 Other Current Assets 38,237 33,478 Long-Term Assets 84,583 91,402 Total Assets $163,591 $163,795 Current Liabilities $58,301 $52,585 Other Liabilities 4,668 12,845 Total Liabilities 62,969 65,430 Shareholders’ Equity 100,622 98,365 Total Liabilities and Shareholders’ Equity $163,591 $163,795 Strong Balance Sheet

All numbers in thousands. Revenue - Quarterly

All numbers in thousands. ^ Non-GAAP measure, see reconciliation on slide 27. *Trailing twelve months ended September 30, 2019. Historical Financial Results

Profitability Metrics - Quarterly All numbers in thousands. ^ Non-GAAP measure, see reconciliation on slide 28. No Software Capitalization from Q2 FY19 onwards Average of $2.5M in capitalized software development costs per quarter from Q1’17 to Q1’19.

Profitability Metrics - Quarterly All numbers in thousands. ^ Non-GAAP measure, see reconciliation on slide 28. No Software Capitalization from Q2 FY19 onwards

APPENDIX

TONY PRITCHETT - Chief Financial Officer Tony is a certified public accountant who joined Agilysys in 2012 as controller of the Retail Solutions Group, bringing with him prior financial experience with software and SaaS companies. RAMESH SRINIVASAN - President and Chief Executive Officer Ramesh is an accomplished CEO with leadership and turnaround success across multiple industries resulting in rapid and sustainable long-term growth and significant increases in shareholder value. PRABUDDHA BISWAS - Chief Technology Officer Prabuddha brings over 30 years of successful software development and innovative technology leadership to Agilysys, where his responsibilities include leadership and oversight of the Company’s technology vision. DON DEMARINIS - Senior Vice President Sales, Americas Don brings extensive industry experience and success at Oracle and Micros selling hospitality technology and services to global clients across markets where he led sales increases of up to 30% per annum. Senior Management Leading New Growth Vision

SRIDHAR LAVETI - Vice President of Established Products and Customer Support Sridhar leads the product engineering and management teams for established Agilysys products and oversees customer support. He brings 25+ years of technology and management leadership across multiple industries. KYLE BADGER - Senior Vice President, General Counsel and Secretary Kyle leads the global legal and human resources teams, and brings over 22 years of legal experience representing public and private companies in general corporate matters. PRAKASH BHAT - Vice President and Managing Director (India) Prakash brings 30+ years of experience in technology and management with an impressive track record of building new companies to create a strong market presence for established organizations in new locations. ANDREW COX - Managing Director (Asia Pacific) Andrew has 20+ years of experience, including significant experience with hospitality software companies, working in the Asia Pacific region bringing an extensive background in developing and executing go-to-market strategies which deliver profitable and sustainable growth. Senior Management Leading New Growth Vision

JAMES SLATTER - Managing Director (EMEA) Based in the UK for 16 years, James has extensive experience working in the hospitality industry, satisfying the software needs of enterprise clients, and helping US based companies expand their international footprint. ROB JACKS – Chief Information Officer Rob was promoted to CIO in December 2018 and is responsible for advancing Agilysys’ internal systems and information technology processes. Rob has a reputation as a transformational executive who can deploy complex solutions with a measurable ROI. JEBA KINGSLEY - Vice President of Professional Services Jeba was hired as Vice President of Professional Services in December 2018. Jeba has more than 20 years of experience leading revenue-generating global client services organizations. Senior Management Leading New Growth Vision

Non-GAAP Reconciliation *Trailing twelve months ended September 30, 2019.

Non-GAAP Reconciliation

Cash Flow *Trailing twelve months ended September 30, 2019.

Principal Location Country with Installation Reseller Santa Barbara, CA Seattle, WA Las Vegas, NV Alpharetta, GA Windsor, UK Hong Kong Manila, Philippines Singapore Kuala Lumpur, Malaysia Chennai, India Agilysys Corporate Headquarters Alpharetta, Georgia Agilysys US Offices Las Vegas, Nevada Santa Barbara, California Bellevue, Washington Agilysys EMEA Office United Kingdom Agilysys APAC Offices Hong Kong Malaysia Philippines Singapore China Agilysys Demonstration Centers Las Vegas, Nevada India Development Center Chennai, India Shenzhen, China Agilysys Global Footprint

Contact: Dave Wood VP, Corporate Strategy and Investor Relations (770) 810-7920 InvestorRelations@agilysys.com Richard Land / Norberto Aja JCIR (212) 835-8500 agys@jcir.com